
COMING SOON
2505 Oak Circle
SFH · ELLENWOOD, GA
3 Beds · 1 Bath · 920 sqft
PURCHASE COST
$98,469
COMING SOON
2:01
2505 Oak Circle
SINGLE FAMILY HOME
Overview
Lease
Finances
Area
Description
A 3-bedroom ranch style home with a recently fully upgraded kitchen and bathroom.
Property Features & Details
Rent
$875
MONTHLY
Lease Expiration
July 2021
Tenant Lived Here
7 months
Lease
Offering Breakdown
COMING SOON
$98,469
TOTAL COST
2:01
2505 Oak Circle
SINGLE FAMILY HOME
Overview
Lease
Finances
Area
Offering Breakdown
$98,469
TOTAL COST
Purchase Price
$91,214
Acquisition Fee
$5,473
Acquisition Expense
$685
Cash Reserve
$1,098
Financing
Learn more
56%
Loan-to-Value (LTV)
COMING SOON
EQUITY
DEBT
$43,742
$54,728
2:01
2505 Oak Circle
SINGLE FAMILY HOME
Overview
Lease
Finances
Area
Financing
Learn more
56%
Loan-to-Value (LTV)
EQUITY
DEBT
$43,742
$54,728
Interest Rate
4.50%
Loan Term
5 Years
Ellenwood, GA
Ellenwood is a small suburb of southeastern Atlanta. The community is unincorpor... More
COMING SOON



2:01
2505 Oak Circle
SINGLE FAMILY HOME
Overview
Lease
Finances
Area
Ellenwood, GA
Ellenwood is a small suburb of southeastern Atlanta. The community is unincorpor... More
Google
More about the area
Documents
6 Files
COMING SOON
2:02
2505 Oak Circle
SINGLE FAMILY HOME
Overview
Lease
Finances
Area
Documents
6 Files
Illustrative Purposes Only
The information above, and any information previously provided or provided in the future, is for illustrative purposes only, with hypothetical values included, and therefore, should not be relied upon. You may obtain a copy of the offering circular here
Testing the Waters Disclosure
Landa App, LLC (the "Company") intends to conduct a securities offering by each series registered under the Company pursuant to Regulation A under the Securities Act of 1933. The Company is now "testing the waters"; to gauge market demand and it is under no obligation to make an offering under Regulation A.
No money or other consideration is being solicited in connection with the information that is now being provided, and if money is sent in response, it will not be accepted. No offer to buy our securities can be accepted and no part of
COMING SOON
commitment of any kind, at any time before notice of its acceptance given after the Form 1-A qualification date. Any
2:02
2505 Oak Circle
SINGLE FAMILY HOME
Overview
Lease
Finances
Area
The information above, and any information previously provided or provided in the future, is for illustrative purposes only, with hypothetical values included, and therefore, should not be relied upon. You may obtain a copy of the offering circular here
Testing the Waters Disclosure
Landa App, LLC (the "Company") intends to conduct a securities offering by each series registered under the Company pursuant to Regulation A under the Securities Act of 1933. The Company is now "testing the waters"; to gauge market demand and it is under no obligation to make an offering under Regulation A.
No money or other consideration is being solicited in connection with the information that is now being provided, and if money is sent in response, it will not be accepted. No offer to buy our securities can be accepted and no part of the purchase price can be received until an offering statement on Form 1-A has been filed with and qualified by the Securities and Exchange Commission, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the Form 1-A qualification date. Any indication of interest you may provide involves no obligation or commitment of any kind.
You may obtain a copy of the offering circular that is part of our offering statement.
For additional legal information please click here.
COMING SOON
2:02
2505 Oak Circle
SINGLE FAMILY HOME
Overview
Lease
Finances
Area
Property Details
Bedrooms
3
Sqft
920
Bathrooms
1
Year Built
1961



2:02
Location Info
Residents
Schools
Population 41,782
Median Age 36
Married 44%
Single 39%
Median Household Income $65,156
Home Owners 77%
2:02
Location Info
Residents
Schools
Destiny Achievers Academy Of...
Public • 3 out of 10
4.16 M
Cedar Grove High School
Public • 5 out of 10
3.82 M
Cedar Grove Elementary School
Public • 2 out of 10
3.79 M
2:02
Documents
Broker Dealer Disclosure
Lease
Deed
HUD
Tenant Ledger
Appraisal
COMING SOON
1701 Summerwoods Lane
SFH · GRIFFIN, GA
2 Beds · 2 Baths · 1,209 sqft
PURCHASE COST
$95,491
COMING SOON


2:02
1701 Summerwoods Lane
SINGLE FAMILY HOME
Overview
Lease
Finances
Area
PURCHASE COST
$95,491
Description
Charming 2-bedroom, 3-bath home built in 2004. The home includes a bright living room, gallery kitchen layout with large... More
Property Features & Details
Recent Updates
Rent Collected
Mar 5, 2021
Hooray! The Tenant has paid their monthly rent. Total: $950.
COMING SOON
Rent


2:02
1701 Summerwoods Lane
SINGLE FAMILY HOME
Overview
Lease
Finances
Area
Charming 2-bedroom, 3-bath home built in
Property Details
Bedrooms
2
Sqft
1,209
Bathrooms
2
Year Built
2004


2:02
1701 Summerwoods Lane
SINGLE FAMILY HOME
Overview
Lease
Finances
Area
Rent
$950
MONTHLY
Lease Expiration
August 2021
Tenant Lived Here
6 months
Lease
Offering Breakdown
$95,491
TOTAL COST
Purchase Price
$87,839
Acquisition Fee
COMING SOON
$5,270
Acquisition Expense
$685


2:02
1701 Summerwoods Lane
SINGLE FAMILY HOME
Overview
Lease
Finances
Area
$95,491
TOTAL COST
Purchase Price
$87,839
Acquisition Fee
$5,270
Acquisition Expense
$685
Cash Reserve
$1,697
Financing
Learn more
55%
Loan-to-Value (LTV)
EQUITY
DEBT
$42,788
$52,703
COMING SOON
Interest Rate
4.50%
Loan Term
5 Years


2:02
1701 Summerwoods Lane
SINGLE FAMILY HOME
Overview
Lease
Finances
Area
55%
Loan-to-Value (LTV)
EQUITY
DEBT
$42,788
$52,703
Interest Rate
4.50%
Loan Term
5 Years
Griffin, GA
Griffin is a city located south of Atlanta. Griffin and Spalding County have mor... More
COMING SOON
2:02
1701 Summerwoods Lane
SINGLE FAMILY HOME
Overview
Lease
Finances
Area
Google
More about the area
Documents
7 Files
Illustrative Purposes Only
The information above, and any information previously provided or provided in the future, is for illustrative purposes only, with hypothetical values included, and therefore, should not be relied upon.
COMING SOON
Testing the Waters Disclosure
Landa App, LLC (the "Company") intends to conduct a securities offering
2:02
Location Info
Residents
Schools
Population
22,725
Median Age
32
Married
34%
Single
45%
Median Household Income
$31,552
Home Owners
34%
2:02
Location Info
Residents
Schools
Griffin High School
Public • 2 out of 10
Az Kelsey Academy School
Public • 4 out of 10
Futral Road Elementary School
Public • 7 out of 10
Crescent Road Elementary Sc...
Public • 6 out of 10
Cowan Road Middle School
Public • 1 out of 10
Cowan Road Elementary School
Public • 3 out of 10
Carver Road Middle School
Public • 4 out of 10


2:02
Location Info
Az Kelsey Academy School
Public • 4 out of 10
Futral Road Elementary School
Public • 7 out of 10
Crescent Road Elementary Sc...
Public • 6 out of 10
Cowan Road Middle School
Public • 1 out of 10
Cowan Road Elementary School
Public • 3 out of 10
Carver Road Middle School
Public • 4 out of 10
Beaverbrook Elementary School
Public • 2 out of 10


2:03
Documents
Broker Dealer Disclosure
Leases
Inspection Report
Deed
HUD
Exhibits
Appraisal


2:03
COMING SOON
1394 Oakview Circle
SFH · FOREST PARK, GA
3 Beds · 1 Bath · 1,146 sqft
PURCHASE COST
$80,088
COMING SOON


2:03
1394 Oakview Circle
SINGLE FAMILY HOME
Overview
Lease
Finances
Area
3 Beds · 1 Bath · 1,146 sqft
PURCHASE COST
$80,088
Description
This sturdy, red brick home is located on slightly more than 0.5 acre. The property is well maintained in a quiet neighb... More
Property Features & Details
Recent Updates
Rent Collected
Mar 2, 2021
monthly rent. Total: $775.
COMING SOON


2:03
1394 Oakview Circle
SINGLE FAMILY HOME
Overview
Lease
Finances
Area
Property Details
Bedrooms
3
Sqft
1,146
Bathrooms
1
Year Built
1957
2:03
1394 Oakview Circle
SINGLE FAMILY HOME
Overview
Lease
Finances
Area
Recent Updates
Rent Collected
Mar 2, 2021
Hooray! The Tenant has paid their monthly rent. Total: $775.
Rent
$775
MONTHLY
Lease Expiration
December 2021
Tenant Lived Here
3 years
Lease
COMING SOON
2:03
1394 Oakview Circle
SINGLE FAMILY HOME
Overview
Lease
Finances
Area
Rent
$775
MONTHLY
Lease Expiration
December 2021
Tenant Lived Here
3 years
Lease
Offering Breakdown
$80,088
TOTAL COST
Purchase Price
$73,358
Acquisition Fee
COMING SOON
$4,401
Acquisition Expense
$685
2:03
1394 Oakview Circle
SINGLE FAMILY HOME
Overview
Lease
Finances
Area
Offering Breakdown
$80,088
TOTAL COST
Purchase Price
$73,358
Acquisition Fee
$4,401
Acquisition Expense
$685
Cash Reserve
$1,644
Financing
Learn more
55%
Loan-to-Value (LTV)
COMING SOON
EQUITY
DEBT
$36,073
$44,015



2:03
1394 Oakview Circle
SINGLE FAMILY HOME
Overview
Lease
Finances
Area
Financing
Learn more
55%
Loan-to-Value (LTV)
EQUITY
$36,073
DEBT
$44,015
Interest Rate
4.50%
Loan Term
5 Years
Forest Park, GA
Forest Park lies just nine miles south of Atlanta. It has easy access to Hartsfi... More
COMING SOON
Conley
2:03
1394 Oakview Circle
SINGLE FAMILY HOME
Overview
Lease
Finances
Area
Forest Park, GA
Forest Park lies just nine miles south of Atlanta. It has easy access to Hartsfi... More
Conley
Google
More about the area
COMING SOON
2:03
Location Info
Residents
Schools
Population
19,483
Median Age
32
Married
36%
Single
45%
Median Household Income
$34,839
Home Owners
42%
2:03
Location Info
Residents
Schools
Unidos Dual Language School
Public • 6 out of 10
Huie Elementary School
Public • 2 out of 10
Forest Park Middle School
Public • 1 out of 10
Edmonds Elementary School
Public • 3 out of 10


2:03
Documents
Broker Dealer Disclosure
Leases
Inspection Report
Deed
HUD Exhibits
HUD
Tenant Ledger
Appraisal